UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 26, 2002

MOBILE PET SYSTEMS, INC.
A Delaware Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	000-27915	11-2787966
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

2150 West Washington Street, Suite 110
San Diego, California 92110
(Address of principal executive offices)

(619) 226-6738
(Registrant’s telephone number)

ITEM 2.    ACQUISITION OR DISPOSAL OF ASSETS.

On July 12, 2002 (the “Closing Date”), Mobile PET Systems, Inc. (“Mobile PET”) entered into a Share Purchase Agreement (“Agreement”) with, and consummated the sale to, Integrated Healthcare Management, SA, an unrelated Luxembourg company (“Purchaser”), of all the common stock of two wholly owned subsidiaries of Mobile PET, namely The London P.E.T. Centre Limited and Mobile P.E.T. Leasing Limited (collectively, “London PET”). Mobile PET received a total of US$2,200,000 in connection with this transaction, less an escrow deposit of US$250,000 held pending confirmation of the June 30, 2002 audited accounts of London PET. Paul Crowe, an officer and director of Mobile PET, is a party to the Agreement for purposes of making certain representations and warranties. The Agreement includes certain covenants restricting the activities of Mobile PET and Mr. Crowe for 3 years in the United Kingdom, Channel Islands, Isle of Man and the Republic of Ireland.

On July 16, 2002 Mobile PET issued a press release describing the transaction, a copy of which is attached hereto.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION.

(1)	UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF MOBILE PET SYSTEMS, INC.

The following unaudited pro forma condensed consolidated financial information is being filed herewith:

Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2002.

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended March 31, 2002 and the twelve months ended June 30, 2001.

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MOBILE PET SYSTEMS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	March 31, 2002
	Historical	Pro Forma Adjustments		Pro Forma (A)
ASSETS
Current assets
Cash	$331,170	$2,057,158	(B)	$2,388,328
Accounts receivable, net	3,776,475	(1,058,380	)(C)	2,718,095
Other receivables	3,791	(2,206	)(D)	1,585
Prepaid expenses	775,859	(41,318	)(E)	734,541
Deposits and other assets	1,030,611	—		1,030,611

Total current assets	5,917,906	955,254		6,873,160

Property and equipment, net	15,667,824	(1,223,443	)(F)	14,444,381

Other assets
Accrued interest receivable	10,573	—		10,573
Due from London Radiosurgical Centre, Ltd	152,924	269,359	(G)	422,283
Subordinated equity participation	200,000	—		200,000
Restricted cash	351,065	—		351,065

Total assets	$22,300,292	$1,170		$22,301,462

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$4,909,863	$(1,246,410	)(H)	$3,663,453
Current portion of long-term debt	15,284	—		15,284
Loans payable	509,050	—		509,050
Accrued and other liabilities	2,005,904	(1,468,738	)(I)	537,166
Obligations under capital lease—current	8,523,552	—		8,523,552

Total current liabilities	15,963,653	(2,715,148)		13,248,505
Noncurrent liabilities
Obligations under capital lease	5,519,999	—		5,519,999
Note Payable	63,147	—		63,147

Total liabilities	21,546,799	(2,715,148)		18,831,651

Shareholders’ equity (deficit)
Preferred stock; 10,000,000 shares authorized:
Preferred stock; Series A; 39 and 0 shares issued and outstanding at September 30, 2001 and 2000, respectively	1,351,023	—		1,351,023
Preferred stock; Series B; 20 and 0 shares issued and outstanding at September 30, 2001 and 2000, respectively	1,768,110	—		1,768,110
Common stock; $0.0001 par value; 90,000,000 shares authorized; 14,944,658 and 12,844,658 shares issued and outstanding at June 30, 2001 and 2000, respectively	4,182	—		4,182
Additional paid in capital	20,008,413	—		20,008,413
Accumulated deficit	(22,105,499)	2,443,582	(B)-(J)	(19,661,917)
Foreign currency translation adjustment	(272,736)	272,736	(J)	—

Total shareholders’ equity (deficit)	753,493	2,716,318		3,469,811

Total liabilities and shareholders’ equity (deficit)	$22,300,292	$1,170		$22,301,462

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MOBILE PET SYSTEMS, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Consolidated Statements of Operations

	Nine Months Ended March 31, 2002				Twelve Months Ended June 30, 2001
	Historical	Pro Forma Adjustments		Pro Forma (A)	Historical	Pro Forma Adjustments		Pro Forma (A)
Service revenues	$12,427,453	$(908,421	)(K)	$11,519,032	$7,163,311	$(510,815	)(K)	$6,652,496
Cost of service revenues	7,473,849	(212,289	)(C)	7,261,560	3,108,237	(66,256	)(C)	3,041,981

Gross profit	4,953,604	(696,132)		4,257,472	4,055,074	(444,559)		3,610,515

Expenses
Selling and marketing	2,399,010	—		2,399,010	—	—		—
General and administrative	4,691,367	(872,642	)(M)	3,818,725	11,660,487	(951,170	)(M)	10,709,317

Total expenses	7,090,377	(872,642)		6,217,735	11,660,487	(951,170)		10,709,317

Loss from operations	(2,136,773)	176,510		(1,960,263)	(7,605,413)	506,611		(7,098,802)

Other income (expense)
Interest income	6,981	(71	)(N)	6,910	32,137	—		32,137
Other income (expense)	—	—		—	(4,662)	—		(4,662)
Other expense	—	—		—	—	—		—
Interest expense	(1,627,671)	125,917	(O)	(1,501,754)	(1,941,185)	160,895	(O)	(1,780,290)

Total other income (expense)	(1,620,690)	125,846		(1,494,844)	(1,913,710)	160,895		(1,752,815)

Loss before provision for income taxes	(3,757,463)	302,356		(3,455,107)	(9,519,123)	667,506		(8,851,617)
Provision for income taxes	26,414	(53	)(P)	26,361	1,600	—		1,600

Net loss	(3,783,877)	302,409		(3,481,468)	(9,520,723)	667,506		(8,853,217)

Preferred stock dividend	214,305	—		214,305	478,525	—		478,525

Net loss—available to common shareholders	$(3,998,182)	$302,409		$(3,695,773)	$(9,999,248)	$667,506		$(9,331,742)

Loss per share—basic	$(0.13)			$(0.12)	$(0.60)			$(0.56)
Loss per share—diluted	$(0.13)			$(0.12)	$(0.60)			$(0.56)

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MOBILE PET SYSTEMS, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(A)
The unaudited pro forma condensed consolidated balance sheet gives retroactive effect to the sale of the common stock of London PET as if the sale had occurred as of March 31, 2002. Since net operating loss carryforwards are available to offset the tax impact of the sale, no tax effects of any gain on the sale have been reflected in the unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated statements of operations give retroactive effect as if the sale had occurred as of the beginning of the periods presented and do not give effect to any gain on the sale of such common stock.

(B)	Reflects the cash proceeds expected to be received from the sale of the sale of London PET of $2,200,000 less cash of London PET and estimated legal and accounting fees.

(C)	Reflects the accounts receivable of London PET.

(D)	Reflects the other receivables of London PET.

(E)	Reflects the prepaid expenses of London PET.

(F)	Reflects the property and equipment of London PET.

(G)	Reflects the amount owing by the London Radiosurgical Centre after eliminating the amount owed by London PET to the London Radiosurgical Centre.

(H)	Reflects the accounts payable of London PET.

(I)	Reflects the accrued and other liabilities of London PET.

(J)	Reflects the elimination of the foreign currency translation account.

(K)	Reflects the service revenue of London PET.

(L)	Reflects the cost of service revenue of London PET.

(M)	Reflects the general and administrative expenses of London PET.

(N)	Reflects interest income of London PET.

(O)	Reflects interest expense of London PET.

(P)	Reflects the provision for income taxes of London PET.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOBILE PET SYSTEMS, INC

By:	/s/ Thomas H. Insley
Thomas H. Insley Chief Financial Officer

Dated: July 26, 2002

INDEX TO EXHIBITS

10.35
Share Purchase Agreement dated 12 July 2002 by and between Mobile PET Systems, Inc., Integrated Healthcare Management S.A. and Paul Crowe for the sale of The London P.E.T. Centre Limited and Mobile P.E.T. Leasing Limited

99.1	Press Release dated July 16, 2002

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